UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                     FORM 8K
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     Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2010

                          LIQUOR GROUP WHOLESALE, INC.
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             (Exact name of registrant as specified in its charter)

            Colorado                   000-22095               84-1039267
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(State or other jurisdiction of    (Commission File      (IRS Employer Identifi
         incorporation)                 Number)              -cation Number)


       4600 Touchton Road, Building 100, Suite 150, Jacksonville, FL 32246
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               (Address of Principal Executive Offices) (Zip Code)


                                  904-285-5885
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               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

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                   SECTION 3 - SECURITIES AND TRADING MARKETS
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company was unable to complete its 2008 FY audit within the requirement times of SEC Reporting Rules and Regulations due to a change in auditor and other issues. On January 8, 2010, the Board of Directors of Liquor Group Wholesale, Inc. (the "Company") authorized the deregistration of the Company's common shares with the SEC. The deletion from the OTC:BB quotes is expected to become effective within the next few days. Upon the deletion of the Company's stock from OTC:BB, it will trade on the Pink Sheets.

The Company had received notice on December 15, 2009 of FINRA's intent to delete the Company from OTC:BB if the delinquent 10-K could not be filed by January 15, 2010. The Company determined it cannot achieve the completion of its audits to file its 10-K for FY 2008 by January 15, 2010.

In approving this action, a special committee of the Company's Board of Directors determined that it would be in the best interest of the Company and its stockholders to delete and suspend its filing obligations as a reporting company. In making that decision, the special committee considered several factors, including the following:

          (a)  the Company has a limited number of stockholders of record;
          (b) the significant costs associated with maintaining the Company's status as a reporting company are expected to increasingly reduce profitability;
          (c) the limited volume of trading of the shares has resulting in the shares not providing a practical source of capital for the Company or liquidity for its stockholders;
          (d) the inability of the Company to operate in compliance with SEC and Sarbanes-Oxley Regulations with a Director that is unwilling to fulfill their fiduciary duties to the shareholders; and
          (e)  no analysts currently cover the Company and its shares.

         When it is current with its financial statements, the Company may reconsider whether to file a new Form 10.


                            SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release

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The  information in this Item 7.01 of this Current Report is furnished  pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On January 11, 2010, the Company made a press release regarding the Company's voluntary filing to delist its shares. The text of the press release is attached hereto as Exhibit 99.1.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

        99.1 Press Release of the Company dated January 11, 2010 regarding voluntary filing to deregister its shares














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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      LIQUOR GROUP WHOLESALE, INC.
                                              (Registrant)



Dated:  January 11, 2010              By: /s/ C.J. Eiras
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                                          C.J. Eiras, Chief Executive Officer